UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2022

INTERPACE BIOSCIENCES, INC.

(Exact name of Registrant as specified in its charter)

delaware	0-24249	22-2919486
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Morris Corporate Center 1, Building C

300 Interpace Parkway,

Parsippany, NJ 07054

(Address, including zip code, of Principal Executive Offices)

(855) 776-6419

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On May 5, 2022, Interpace Biosciences, Inc. (the “Company”) issued a Subordinated Convertible Promissory Note (the “Convertible Note”) to BroadOak Fund V, L.P. (“BroadOak”), pursuant to which BroadOak funded a term loan in the aggregate principal amount of $2,000,000 (the “Convertible Debt”). The Company will use the proceeds of the Convertible Debt for general corporate purposes and working capital.

The Convertible Note will be converted into shares of common stock of the Company in connection with, and upon the consummation of, a private placement transaction pursuant to which the Company will issue common stock to certain investors, and such conversion will be subject to the same terms and conditions (including purchase price per share) applicable to the purchase of common stock of the Company by such investors. If such private placement transaction is not consummated on or prior to August 5, 2022 (the “Maturity Date”), then the Convertible Note will be converted into an additional term loan advance under the Company’s existing subordinated term loan facility with BroadOak (the “BroadOak Facility”) on the Maturity Date and will thereafter be subject to the terms of the definitive financing agreements for the BroadOak Facility until repaid in accordance with the terms thereof.

The Convertible Debt bears interest at a fixed rate of interest equal to 9.00% per annum and is unsecured. There are no scheduled amortization payments prior to the Maturity Date.

The Convertible Note contains customary representations and warranties and customary events of default.

The representations and warranties contained in the Convertible Note were made only for purposes of such Convertible Note and as of specific dates, were solely for the benefit of the parties to such Convertible Note, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of such Convertible Note. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to such Convertible Note instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under such Convertible Note and should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of such Convertible Note, and this subsequent information may or may not be fully reflected in the Company’s public disclosure.

The foregoing summary of the Convertible Note is not complete and is subject to and qualified in its entirety by reference to the full text of the Convertible Note, a copy of which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

In connection with the issuance of the Convertible Note, on May 5, 2022, the Company and its subsidiaries entered into a Consent Letter (the “Comerica Consent”) with Comerica Bank (“Comerica”), pursuant to which Comerica consented to the issuance of the Convertible Note, the incurrence of the Convertible Debt and the conversion of the Convertible Debt into common stock of the Company or an additional term loan advance under the BroadOak Facility in accordance with the terms of the Convertible Note.

The foregoing summary of the Comerica Consent is not complete and is subject to and qualified in its entirety by reference to the full text of the Comerica Consent, a copy of which is filed hereto as Exhibit 10.2 and is incorporated herein by reference.

In connection with the issuance of the Convertible Note, on May 5, 2022, the Company and its subsidiaries entered into a First Amendment to Loan and Security Agreement and Consent (the “BroadOak Amendment”) with BroadOak, pursuant to which, among other things, BroadOak consented to the issuance of the Convertible Note, the incurrence of the Convertible Debt and the conversion of the Convertible Debt into common stock of the Company or an additional term loan advance under the BroadOak Facility in accordance with the terms of the Convertible Note.

The foregoing summary of the BroadOak Amendment is not complete and is subject to and qualified in its entirety by reference to the full text of the BroadOak Amendment, a copy of which is filed hereto as Exhibit 10.3 and is incorporated herein by reference.

The Convertible Debt is subordinated in right of payment to all of the indebtedness and obligations of the Company owing to Comerica under the Company’s existing senior secured credit facility with Comerica. In connection with the issuance of the Convertible Note, on May 5, 2022, the Company, BroadOak and Comerica entered into a First Amendment to Subordination and Intercreditor Agreement (the “Intercreditor Amendment”), pursuant to which, among other things, BroadOak agreed that the Convertible Debt is subordinated to all of the indebtedness and obligations of the Company owing to Comerica on the same terms and conditions applicable to the indebtedness and obligations of the Company under the BroadOak Facility.

The foregoing summary of the Intercreditor Amendment is not complete and is subject to and qualified in its entirety by reference to the full text of the Intercreditor Amendment, a copy of which is filed hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Subordinated Convertible Promissory Note to BroadOak Fund V, L.P., dated May 5, 2022.
10.2	Consent Letter between Comerica Bank and Interpace Biosciences, Inc., Interpace Diagnostics Corporation, Interpace Diagnostics, LLC, and Interpace Pharma Solutions, Inc. dated May 5, 2022.
10.3	First Amendment to Loan and Security Agreement and Consent with BroadOak Fund V, L.P. dated May 5, 2022 between Interpace Biosciences, Inc., Interpace Diagnostics Corporation, Interpace Diagnostics, LLC, Interpace Pharma Solutions, Inc., and BroadOak Fund V, L.P.
10.4	First Amendment to Subordination and Intercreditor Agreement by and between Comerica Bank, BroadOak Fund V, L.P., Interpace Biosciences, Inc., Interpace Diagnostics Corporation, Interpace Diagnostics, LLC and Interpace Pharma Solutions, Inc., dated as of May 5, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interpace Biosciences, Inc.

	By:	/s/ Thomas W. Burnell
	Name:	Thomas W. Burnell
	Title:	President and Chief Executive Officer

Date: May 10, 2022